U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                    FORM 8-K/A


                                  CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 7, 2006

                                WORLD AM, INC.
            (Exact Name of Company as Specified in Its Charter)

          Nevada                      0-30639                 90-0142757
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                    Identification No.)

  4040 MacArthur Boulevard, Suite 240, Newport Beach, California     92660
           (Address of Principal Executive Offices)                (Zip Code)

      Company's telephone number, including area code:  (949) 955-5355

                  _______________________________________
       (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     As part of the acquisition of Senz-It by the Company, effective on August 31, 2005, a warrant covering 18,000,000 shares of common stock (exercisable at $0.0001 per share) was issued to SUTI Holdings, LP, the former stockholder of Senz-It (see Exhibits 10.1 and 10.2).
On March 7, 2006, SUTI Holdings, LP assigned the warrant to Select University Technologies, Inc., its general partner, which then exercised the warrant and was issued 17,880,000 restricted shares of Company common stock (the remainder of the 18,000,000 shares (120,000) being withheld in in the cashless exercise of the warrant).

     No commissions were paid in connection with this sale. This sale was undertaken under Rule 506 of Regulation D under the Securities Act of 1933. The transactions did not involve a public offering and the investor represented that it was an "accredited" investor as defined in Rule 502 of Regulation D.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.


                               SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       World Am, Inc.



Dated: May 15, 2006                    By: /s/ Robert A. Hovee
                                       Robert A. Hovee,
                                       Chief Executive Officer

                              EXHIBIT INDEX

Number                    Description

10.1 Share Exchange Agreement between the Company, on the one hand, and Senz-It, Inc. and the shareholders of Senz-It, on the other hand, dated June 10, 2005 (including the following: Exhibit A: Shares to be Issued; Exhibit B:
        Warrant; Exhibit C: Series B Preferred Stock Certificate of Designation; and Exhibit I: Funding Schedule) (not including the following: Exhibit D: World Am, Inc. Officer's Certificate; Exhibit E: Senz It, Inc. Officer's Certificate; Exhibit F: Senz It Financial Statements; Exhibit G: Senz It Contracts; Exhibit H: World Am Contracts; Exhibit J: Form 8-K; Exhibit K: Press Release;
        Schedule 5.7: Taxes; and Schedule 5.9: Legal Proceedings) (incorporated by reference to Exhibit 10.1 of the Form 8-K/A filed on September 7, 2005).

10.2    First Amendment to Share Exchange Agreement between the
        Company, on the one hand, and Senz-It, Inc. and the shareholders of Senz-It, on the other hand, dated August 31, 2005 (incorporated by reference to Exhibit 10.2 of the Form 8-K/A filed on September 7, 2005).